Carillon Eagle Small Cap Growth Fund

SUMMARY PROSPECTUS | 5.1. 2025

Class A HRSCX	Class C HSCCX	Class I HSIIX	Class R-6 HSRUX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), shareholder reports and other information about the fund online at https://www.carillontower.com/our-funds/fund-literature. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated May 1, 2025 as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment objective | The Carillon Eagle Small Cap Growth Fund (“Eagle Small Cap Growth Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Eagle Small Cap Growth Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 147 of the fund’s Prospectus and on page 74 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R-6

Management Fees	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.32%	0.27%	0.28%	0.18%

Total Annual Fund Operating Expenses	1.17%	1.87%	0.88%	0.78%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$589	$829	$1,088	$1,828
Class C	$290	$588	$1,011	$2,190
Class I	$90	$281	$488	$1,084
Class R-6	$80	$249	$433	$966

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 53% of the average value of its portfolio.

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Carillon Eagle Small Cap Growth Fund

SUMMARY PROSPECTUS | 5.1. 2025

Principal investment strategies | During normal market conditions, the Eagle Small Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of small-capitalization companies. The fund’s portfolio managers consider small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $58.4 billion during the 12-month period ended December 31, 2024). The fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.

When making their investment decisions, the portfolio managers generally focus on investing in the dividend paying equity securities, generally common stock, of companies that the portfolio managers believe have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. Although the portfolio managers generally do not emphasize investment in any particular investment sector or industry, the fund may invest a significant portion of its assets in the securities of companies in the health care, information technology and industrials sectors at any given time. The fund may also purchase, or obtain exposure to, securities in initial public offerings (“IPOs”). The fund will sell securities when they no longer meet the portfolio managers’ investment criteria. The fund also may hold securities of mid-capitalization companies.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks;

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Growth stock risk is the risk of a growth company not providing an expected sales or earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

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Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market;

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Initial public offerings risk arises because the market value of shares sold in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer;

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market

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Carillon Eagle Small Cap Growth Fund

SUMMARY PROSPECTUS | 5.1. 2025

value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.

Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.

Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

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Carillon Eagle Small Cap Growth Fund

SUMMARY PROSPECTUS | 5.1. 2025

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;

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Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid-capitalization companies;

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Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Health care sector risk is the risk that the health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers with their principal activities in the biotechnology industry, which has additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, federal agencies, state and local governments, and non-U.S. regulatory authorities;

Industrials sector risk is the risk that companies in the industrials sector may be adversely affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. In addition, companies in the industrials sector may be adversely affected by liability for environmental damages, product liability claims and exchange rates. The products of companies in the industrials sector also may face product obsolescence due to rapid technological developments and frequent new product introduction. The industrials sector includes companies engaged in the construction, engineering, machinery, energy services, transportation, professional services, and aerospace and defense industries;

Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices; and

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

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Carillon Eagle Small Cap Growth Fund

SUMMARY PROSPECTUS | 5.1. 2025

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	28.50%	June 30, 2020

Worst Quarter	(23.85)%	March 31, 2020

Average annual total returns (for the periods ended December 31, 2024):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr

Class I – Before Taxes	6/27/06	13.37%	5.81%	7.32%

After Taxes on Distributions		8.41%	1.09%	3.83%

After Taxes on Distributions and Sale of Fund Shares		11.47%	4.31%	5.47%

Class A – Before Taxes	5/7/93	7.65%	4.47%	6.47%

Class C – Before Taxes	4/3/95	12.24%	4.73%	6.23%

Class R-6 – Before Taxes	8/15/11	13.49%	5.92%	7.44%

Index (reflects no deduction for fees, expenses or taxes)

	1-yr	5-yr	10-yr

Russell 3000® Index (1)	23.81%	13.86%	12.55%

Russell 2000® Growth Index	15.15%	6.86%	8.09%

(1) In accordance with new regulatory requirements, the fund has selected a new broad-based securities market index. The former performance index is being maintained as an additional index as it shows how the fund’s performance compares to an index with characteristics that are more representative of the fund’s investment strategy.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Subadviser | Eagle Asset Management, Inc. serves as the subadviser to the fund.

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Carillon Eagle Small Cap Growth Fund

SUMMARY PROSPECTUS | 5.1. 2025

Portfolio Managers | Eric Mintz, CFA®, Christopher Sassouni, D.M.D. and David Cavanaugh are Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Mintz has managed the fund since 2011, Dr. Sassouni has managed the fund since 2020 after serving as Assistant Portfolio Manager of the fund since 2015, and Mr. Cavanaugh has managed the fund since June 2022 after serving as a Senior Research Analyst of the fund from 2017 to June 2022.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by telephone (800.421.4184), or by mail. Prior to June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service). Effective June 2, 2025, purchases, redemptions and exchanges should be mailed to Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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